Exhibit 99.1

INVESTOR PRESENTATION September 2025 NASDAQ: CERO

NASDAQ: CERO This presentation (this “Presentation”) is provided for informational purposes only and for no other purpose and has been prepared to assist interested parties in making their own evaluation with respect to a potential investment in CERo Therapeutics Holdings, Inc . (“CERo”) . The information contained herein is preliminary in nature and is subject to change, and such changes may be material . CERo’s business is subject to a number of risks that are not described in this presentation, including those set forth in the description of forward - looking statements below . By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below . This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof . No representations or warranties, express or implied are given in, or in respect of, this Presentation . To the fullest extent permitted by law, in no circumstances will CERo or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents (including internal economic models), its omissions, reliance on the information contained within it, or opinions communicated in relation thereto or otherwise arising in connection therewith . Industry and market data used in this Presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes . CERo has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness . This data is subject to change .. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communication from or with CERo or their respective representatives as investment, legal or tax advice . In addition, this Presentation does not purpose to be all - inclusive or contain all of the information that may be required to make a full analysis of Cero . Recipients of this Presentation should each make their own evaluation of Cero and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . No Offer or Solicitation This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction .. This Presentation does not constitute either advice or a recommendation regarding any securities . Any offer to sell securities will be made only pursuant to a definitive subscription agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933 , as amended, for offers and sales of securities that do not involve a public offering . CERo reserves the right to withdraw or amend for any reason any offering and to reject any subscription agreement for any reason . The communication of this Presentation is restricted by law ; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation . Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act . The transfer of the securities may also be subject to conditions set forth in an agreement under which they are to be issued . Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time . Cero is not making an offer of the securities in any jurisdiction where the offer is not permitted . This presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934 , as amended . Forward - Looking Statements Certain statements included in this Presentation are not historical facts but are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements regarding our financial performance ; the accuracy of our estimates regarding expenses, future revenue, capital requirements, and needs for additional financing ; the scope, progress, results and costs of developing CER - 1236 or any other product candidates we may develop, and conducting preclinical studies and clinical trials ; the timing and costs involved in obtaining and maintaining regulatory approval of CER - 1236 or any other product candidates we may develop, and the timing or likelihood of regulatory filings and approvals, including our expectation to seek special designations or accelerated approvals for our drug candidates for various indications ; our ability to advance product candidates into and successfully complete clinical trials ; the ability of our clinical trials to demonstrate the safety and efficacy of CER - 1236 and any other product candidates we may develop, and other positive results ; the size and growth potential of the markets for our product candidates, and our ability to serve those markets ; our expectations regarding our ability to obtain, maintain, protect and enforce intellectual property protection for CER - 1236 and for any other product candidate ; our ability to realize the anticipated transactions ; and the ability to obtain or maintain the listing of our common stock, and our public warrants on Nasdaq ; and other matters . These statements are based on various assumptions, whether or not identified in this Presentation, and on the CERo and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by, any investor as, a guarantee, an assurance, a of fact or probability . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of CERo . These forward - looking statements are subject to a number of risks and uncertainties including the risks and uncertainties described under the heading “Risk Factors” in CERo’s most recent Annual Report on Form 10 - K filed with the SEC and any may be additional risks that CERo does not presently know or that CERo currently believes are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements plans or forecasts of future events as of the date of this Presentation . CERo anticipates that subsequent events and developments will cause CERo’s assessments to change . However, while CERo may elect to update these forward - looking future, CERo specifically disclaims any obligation to do so . These forward - looking statements should not be relied upon as representing CERo assessments as of any date subsequent to the date of this Presentation . Accordingly, undue reliance forward - looking statements . This presentation discusses product candidates that are under preclinical or clinical study and which have not yet been approved for marketing by the U . S . Food and Drug Administration .. No representation is made as to the safety or effectiveness for the uses for which they are being studied . Trademarks This Presentation contains trademarks, service marks, trade names, and copyrights of CERo and third parties, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names or intended to, and does not imply, a relationship with CERo, or an endorsement or sponsorship by or of CERo . Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the but such references are not intended to indicate, in any way, that CERo will not assert, to the fullest extent under applicable law, their rights or the rights of the applicable licensor to these trademarks, service marks, trade names and copyrights Disclaimers and Other Important Information 2

A Simple Idea Became a Novel, Powerful Therapeutic Engineering Engulfment into T Cells 3

NASDAQ: CERO Investment Highlights • Novel Mechanism of Action (MOA) and Strong Scientific Rationale - Novel Chimeric Engulfment Receptor T cells (CER - T) platform redirects patient - cells to eliminate tumors by building in engulfment pathways that employ phagocytic mechanisms - Proprietary, multi - modal T cell engineering approach integrates certain desirable characteristics of both innate and adaptive immunity into a single therapeutic construct • Several Anticipated Clinical Catalysts - 3Q:25: Second and third patients in Phase 1 clinical trial in Acute Myeloid Leukemia (AML) - 4Q:25: Fourth patient in Phase 1 clinical trial in AML - Q1:26: Initiate Phase 1 clinical trial in Ovarian and Non - Small Cell Lung Cancer - 2H26: Initial patient data in Ovarian and Non - Small Cell Lung Cancer expected • Robust Data Across Liquid and Solid Tumors - Demonstrated preclinical tumor - killing capabilities for blood system and solid tumor cancers – Leukemia (AML), lung cancer (NSCLC), Ovarian Cancer, and B - cell Malignancies - Encouraging Phase 1 data in AML demonstrating immune response • Deeply Experienced Management Team - Demonstrated biotech industry and capital markets expertise, and successful exits 4

NASDAQ: CERO Designed with the Best Parts of the Immune System – T - Cells and Macrophages • Home to target cells • Rapidly multiply at site of target cells (tumor) • Punch holes in target cells • Signal rest of immune system • Form molecular memory , and persist • Eat (Phagocytosis) targeted tumor cells • Process the debris (Antigens), package and present to the immune system T - Cells Macrophages T - Cells Engineered to have Macrophage function – CER - T Cells 5

NASDAQ: CERO What is a CER - T Cell? himeric ngulfment eceptor C E R Uses TIM - 4 Phagocytic Receptor to Engage Tumor Targets via the Cell of Damaged Receptor TIM - 4 Ligand Tumor Cell TIM 4 Ligand T umor Cell CER - T Cell Multifunctional Construct Transmembrane Extracellular Domain Tumor binding and phagocytosis Intracellular Domain T cell activation and enhancement of phagocytosis TIM - 4 Ligand Binding triggers the capture of tumor cell fragments by the CER - T cell and activates cytotoxicity TIM - 4 Phagocytic Receptor Binds to TIM 4 Ligand CER - T Cell 6

NASDAQ: CERO 7 CER - T Development Pipeline Pivotal Phase 2 / BLA Enabling Phase 2 Phase 1 Preclinical Development Regulatory Status Indication Orphan Drug and Fast Track Status AML Solid tumors – Ovarian Solid tumors – NSCLC

NASDAQ: CERO 0 10 20 30 40 50 0 500 1000 1500 2000 Days post T cell infusion T u m o r V o l u m e ( m m 3 ± S E M ) No T cells Untransduced T cells CER T cells In Vivo Evidence of Anti - Tumor Killing A single infusion of CER - T cells specifically kills non - small cell lung cancer (NSCLC) cells EGFR - mutant NSCLC cells Single infusion of 2.5e^6 CER - 1236 T cells All animals (mice) received EGFR inhibitor therapy Robust anti - tumor in vivo responses across solid and hematologic models 8

NASDAQ: CERO CER - T Cells Eliminate Mantle Cell Lymphoma Xenografts In Vivo A Single Infusion of CER - 1236 T Cells Eliminated TP53 mutant Mantle Cell Lymphoma tumors Single infusion of 2.5e^6 CER - 1236 T cells 0 20 40 10 4 10 5 10 6 10 7 10 8 10 9 10 10 Day post T cell infusion B L I ( t o t a l p h o t o n s / s S E M ) No T, Vehicle (n=4) No T, Ibrutinib (n=4) 7.5e6 UNT, Vehicle (n=3) 7.5e6 UNT, Ibrutinib (n=12) 7.5e6 CER-1236, Vehicle (n=9) 7.5e6 CER-1236, Ibrutinib (n=17) uninjected baseline Ibrutinib added to CER - 1236 at clinical doses has little effects on MCL growth; combination results Molecular Therapy, 2023 May 16. PMID: 37194236. 9

Elimination of p53 Mutant AML Cell Lines in Mice

Dose Level II

7.5e^6 CER-1236 T Cells per Mouse



Kasumi-1 AML
Untransduced
CER-1236
No treatment
BLI (total photons/s ± SEM)
10^{10}
10^9
10^8
10^7
10^6
10^5
0
20
40
60
Days post T cell infusion

Therapeutic Targeting of TIM-4-L With Engineered T Cells for Acute Myeloid Leukemia. Clinical Cancer Research. March 2024



Day - 14
Kasumi-1
Tumor inoculation
2e^6 cells/ mouse
Day 0
T cell infusion
Study a: Dose level I
5e^6 CER-1236
T cells
Study b: Dose level II
7.5e^6 CER-1236
T cells
Q Week
Weekly BLI
Measurements
Weight
PK Data
Study schema

Dose Level I

5e^6 CER-1236 T cells per mouse

D + 50: 3-log reduction in tumor



No Treatment
Untransduced T Cells
CER -1236 T Cells

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CER-1236 T Cells have not Shown Toxicity in Animal Tumor Models

A Single Infusion of CER-1236 T Cells

NO Toxicity

NO anemia, thrombocytopenia, neutropenia, or coagulation abnormalities

NO weight loss, morbidity, unexpected mortality

NO histological abnormalities across organs

Single infusion of 7.5e^6 CER-1236 T cells

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NASDAQ: CERO Robust Off - Target Safety Data No CER - 1236 T cell activation or cytotoxic T cell function observed against primary human cells representing central nervous system, heart, lungs, liver, GI tract, kidneys, spleen, or gonads. NO Off - target responses to primary human cells No T cell activation observed against primary human cells expressing literature - described TIM - 4 interacting proteins. NO Off - target activity against TIM - 4 interacting proteins 12

NASDAQ: CERO 13 Significant Unmet Needs in AML • Relapsed/Refractory Subset ⎼ Allogeneic Hematopoietic Cell Transplant (HCT) is only curative option… ⎼ …but HCT is not an option if patient cannot achieve a Complete Response in prior therapy ⎼ Early Trial Endpoint: Complete Response (CR) • P53 – Subset ⎼ Patients all do poorly – even with HCT ⎼ Most patients receiving Hypomethylating Agents (HMA) +/ - Venetoclax ⎼ Early Trial Endpoint: Complete Response (CR) • CR Minimal Residual Disease (MRD)+ Subset ⎼ HCT and non - HCT patients have high relapse rates if they are MRD+ ⎼ Early Trial Endpoint : MRD - (as measured by flow cytometry) • In 2024, market size was valued at approximately USD 2.84 billion • Expected to reach around USD 6.85 billion by 2033, growing at a compound annual growth rate (CAGR) of 10.25% during the forecast period 2.58 6.85 0 1 2 3 4 5 6 7 8 2024 2033 (US$bn) Source: Straits Research

NASDAQ: CERO 14 Clinical Design – AML ~21 days

NASDAQ: CERO 15 Clinical Design – Solid Tumor Study

NASDAQ: CERO 16 Early Results and Anticipated Timeline • First patient dosed on May 20, 2025 ⎼ No dose - limiting toxicity at 28 days ⎼ Encouraging PK response • Second patient dosed end of July ⎼ Encouraging PK and initial immune response ⎼ Patient received second dose early September • Third patient dosed in mid - September • Fourth patient dosing anticipated in October • Orphan Drug designation granted and Fast Track designation granted for CER - 1236 with FDA • Phase 1 study in Ovarian and Non - Small Cell Lung Cancer Q12026

NASDAQ: CERO 17 CERo Anticipated Timeline for 2H 2025 - Q1 2026 Q3 (2025) Q4 (2025) • Additional 2 AML patients dosed • Investor conferences • Second dose cohort for AML • Investor conferences • Data presented at Medical Conference(s) Q1 (2026) • Data from second cohort of AML patients • Data from first 2 solid tumor patients • Investor conferences

NASDAQ: CERO 18 Patent Portfolio Overview • 9 Total Patent Families • 4 issued US patents – 3 of which relate to CER - 1236, including a patent that covers genus of PtdSer targeting CERs with TLR signaling domain • Key patents with protection out to 2037 (EP), 2038 (CN and JP), 2042 (US) • 20 issuances/allowances worldwide across patent families • Favorable ISR/WO * for CER1236 construct * WO2023010097

Experienced, Successful Senior Team in Place

CERO THERAPEUTICS



Chris Ehrlich
Chief Executive Officer
Chairman

- CEO, Launch One Acquisition Corp
- Former CEO, Phoenix Biotech Acquisition Corp
- Former CEO, Locust Walk Acquisition Corp
- Former Senior Managing Director, Locust Walk
- Former General Partner, Interwest Partners
- Genentech, LEK Consulting
- Adjunct Professor, University of San Francisco



Robert Sikorski, MD PhD
Chief Medical Officer

- Managing Director, Woodside Way Ventures focused on novel biologic drug development
- Previous CMO of Five Prime Therapeutics (acquired by Amgen)
- Former leadership roles at AstraZeneca, Medimmune, and Amgen
- Howard Hughes Fellow at the National Cancer Institute
- Former editor of the journals Science and the Journal of the American Medical Association



Andrew Albert Kucharchuk
Chief Financial Officer

- Former CFO of Nukkelous, Theralink, Adhera, OncBioMune
- MBA from Tulane University and a BS from Louisiana State University.



Kristen Pierce
Chief Development Officer

- Vice President, Translational Medicine at Pionyr Therapeutics.
- Served as Executive Director, Asset Team Leader at Pfizer Therapeutics where she led the late nonclinical and early clinical development of several antibody and small molecules.
- Ph.D. from the University of Arizona in Pharmacology and Toxicology
- Four years as a postdoc at Duke University in the laboratory of the Nobel Prize winning scientist, Dr. Robert J. Lefkowitz.



Larry Corey, MD
Founder & Head of SAB

- Co-founder of Juno Therapeutics
- Co-founder of Vir Biotechnology
- Co-founder of Immune Design
- Faculty member and past President of the Fred Hutchinson Cancer Research Center
- Member, National Academy of Medicine

Track Record of Success

Juno Therapeutics, VIR, Versant Ventures, Locust Walk, celldesignlabs, Interwest, Genentech, FivePrime, LEK

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Board of Directors

CERO THERAPEUTICS



Chris Ehrlich
Chief Executive Officer

- CEO, Launch One Acquisition Corp.
- Former CEO, Phoenix Biotech Acquisition Corp
- Former CEO, Locust Walk Acquisition Corp
- Former Senior Managing Director, Locust Walk
- Former General Partner, Interwest Partners
- Genentech, LEK Consulting



Michael Byrnes
Director

- CFO of FORE Therapeutics
- Former CFO, eFFECTOR Therapeutics.
- Former SVP, Finance at Principia Biopharma, Inc. (Acquired by Sanofi)
- Former CFO, Alkahest, Inc.
- Former CFO, Ocera Therapeutics, Inc. (Acquired by Mallinckrodt Pharmaceuticals)



Kathleen LaPorte
Director

- Former board member, Phoenix Biotech Acquisition Corp.
- Co-founder, New Leaf Ventures
- General Partner, The Sprout Group
- Chief Business Officer and Chief Executive Officer, Nodality Inc.
- Served on sixteen public company boards and fourteen public company audit committees and numerous private company boards



Shami Patel
Director

- Managing Director at Launchpad Capital
- Advisor, Launch One Acquisition Corp
- Advisor, Phoenix Biotech Acquisition Corp
- Advisor, Locust Walk Acquisition Corp
- Former, Managing Director at Cohen Circle



Lindsey Rolfe, M.D.
Director

- Former Chief Medical Officer, 3B Pharmaceuticals GmbH
- Former, Chief Medical Officer, Clovis Oncology Inc.



Brian Atwood
Director

- Co-founder, President and CEO of Cell Design Labs - acquired by Gilead/Kite
- Co-Founder and Managing Director, Versant Ventures
- Former CEO, Cell Design Labs
- Former Board Member, Immune Design Corp. (acquired by Merck), Veracyte, Five Prime (acquired by Amgen), Cadence Pharmaceuticals (acquired by Mallinckrodt), Salmedix (acquired by Cephalon), Pharmion (acquired by CelGene) and Trius (acquired by Cubist).
- 28 board seats, 5 as Chairman including Veracyte, Five Prime, Atreca

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NASDAQ: CERO The Next Era in Cancer Cell Therapy (NASDAQ: CERO) NOVEL APPROACH Powerful, multi - functional tumor clearing NEAR TERM VALUE Human data in 2025 - 26 PROVEN SUCCESS Experienced team, top investors, capital efficient LARGE OPPORTUNITY Target prevalent across many tumor types Designed and Engineered to be a More Powerful Cancer Cell Killer 21

Contact Details Investor & Media Relations: CORE IR Matt Blazei mattb@coreir.com Media Inquiries: CORE IR Jules Abraham julesa@coreir.com 22